Exhibit 99.1
AIR PRODUCTS AND CHEMICALS, INC.
SEGMENT REORGANIZATION EFFECTIVE 1 OCTOBER 2021
UNAUDITED HISTORICAL FINANCIAL INFORMATION

Air Products and Chemicals, Inc.
Unaudited Historical Financial Information
New Reporting Segments (Effective 1 October 2021)

Sales ($ millions)	Fiscal Year 2021
	Q1	Q2	Q3	Q4	Total
Industrial Gases – Americas	$933.0	$1,056.1	$1,063.3	$1,115.2	$4,167.6
Industrial Gases – Asia	717.5	697.5	751.8	754.0	2,920.8
Industrial Gases – Europe	543.5	558.4	599.4	644.3	2,345.6
Industrial Gases – Middle East	19.5	26.2	23.9	29.7	99.3
Corporate and other	161.7	163.8	166.3	297.9	789.7
Total	$2,375.2	$2,502.0	$2,604.7	$2,841.1	$10,323.0

Operating Income (Loss) ($ millions)	Fiscal Year 2021
	Q1	Q2	Q3	Q4	Total
Industrial Gases – Americas	$225.8	$263.4	$286.0	$290.3	$1,065.5
Industrial Gases – Asia	214.8	198.5	219.1	205.9	838.3
Industrial Gases – Europe	137.5	132.9	134.0	125.0	529.4
Industrial Gases – Middle East	4.0	6.7	6.1	11.2	28.0
Corporate and other	(43.0)	(66.6)	(68.1)	(15.7)	(193.4)
Total(A)	$539.1	$534.9	$577.1	$616.7	$2,267.8

(A)	Refer to the Reconciliation of Segment Results to Consolidated Results section on page 8 below.

Operating Margin	Fiscal Year 2021
	Q1	Q2	Q3	Q4	Total
Industrial Gases – Americas	24.2%	24.9%	26.9%	26.0%	25.6%
Industrial Gases – Asia	29.9%	28.5%	29.1%	27.3%	28.7%
Industrial Gases – Europe	25.3%	23.8%	22.4%	19.4%	22.6%
Industrial Gases – Middle East	20.5%	25.6%	25.5%	37.7%	28.2%
Corporate and other	N/M	N/M	N/M	N/M	N/M
N/M Not meaningful

Equity Affiliates’ Income ($ millions)	Fiscal Year 2021
	Q1	Q2	Q3	Q4	Total
Industrial Gases – Americas	$22.3	$32.3	$24.6	$33.3	$112.5
Industrial Gases – Asia	8.8	7.1	8.3	11.7	35.9
Industrial Gases – Europe	14.9	12.6	11.6	23.7	62.8
Industrial Gases – Middle East	21.2	16.1	17.1	22.0	76.4
Corporate and other	2.1	1.7	1.6	1.1	6.5
Total	$69.3	$69.8	$63.2	$91.8	$294.1

Air Products and Chemicals, Inc.
Unaudited Historical Financial Information
New Reporting Segments (Effective 1 October 2021)
Continued

Depreciation and Amortization ($ millions)	Fiscal Year 2021
	Q1	Q2	Q3	Q4	Total
Industrial Gases – Americas	$151.8	$153.3	$154.2	$152.6	$611.9
Industrial Gases – Asia	107.9	109.7	113.8	113.0	444.4
Industrial Gases – Europe	49.3	51.0	52.5	51.7	204.5
Industrial Gases – Middle East	6.1	6.6	6.2	6.4	25.3
Corporate and other	8.6	8.7	9.0	8.9	35.2
Total	$323.7	$329.3	$335.7	$332.6	$1,321.3

Adjusted EBITDA(A) ($ millions)	Fiscal Year 2021
	Q1	Q2	Q3	Q4	Total
Industrial Gases – Americas	$399.9	$449.0	$464.8	$476.2	$1,789.9
Industrial Gases – Asia	331.5	315.3	341.2	330.6	1,318.6
Industrial Gases – Europe	201.7	196.5	198.1	200.4	796.7
Industrial Gases – Middle East	31.3	29.4	29.4	39.6	129.7
Corporate and other	(32.3)	(56.2)	(57.5)	(5.7)	(151.7)

(A)	Non-GAAP financial measure. Refer to the Reconciliations of Non-GAAP Financial Measures section beginning on page 8 below.

Adjusted EBITDA Margin(A)	Fiscal Year 2021
	Q1	Q2	Q3	Q4	Total
Industrial Gases – Americas	42.9%	42.5%	43.7%	42.7%	42.9%
Industrial Gases – Asia	46.2%	45.2%	45.4%	43.8%	45.1%
Industrial Gases – Europe	37.1%	35.2%	33.0%	31.1%	34.0%
Industrial Gases – Middle East	N/M	N/M	N/M	N/M	N/M
Corporate and other	N/M	N/M	N/M	N/M	N/M

(A)	Non-GAAP financial measure. Refer to the Reconciliations of Non-GAAP Financial Measures section beginning on page 8 below.	N/M Not meaningful

Air Products and Chemicals, Inc.
Unaudited Historical Financial Information
As Previously Reported

Sales ($ millions)	Fiscal Year 2021
	Q1	Q2	Q3	Q4	Total
Industrial Gases – Americas	$933.0	$1,056.1	$1,063.3	$1,115.2	$4,167.6
Industrial Gases – Asia	717.5	697.5	751.8	754.0	2,920.8
Industrial Gases – EMEA	563.0	584.6	623.3	674.0	2,444.9
Industrial Gases – Global	104.5	97.9	99.1	209.5	511.0
Corporate and other	57.2	65.9	67.2	88.4	278.7
Total	$2,375.2	$2,502.0	$2,604.7	$2,841.1	$10,323.0

Operating Income (Loss) ($ millions)	Fiscal Year 2021
	Q1	Q2	Q3	Q4	Total
Industrial Gases – Americas	$225.8	$263.4	$286.0	$290.3	$1,065.5
Industrial Gases – Asia	214.8	198.5	219.1	205.9	838.3
Industrial Gases – EMEA	141.5	139.6	140.1	136.2	557.4
Industrial Gases – Global	(4.6)	(26.1)	(33.6)	3.7	(60.6)
Corporate and other	(38.4)	(40.5)	(34.5)	(19.4)	(132.8)
Total(A)	$539.1	$534.9	$577.1	$616.7	$2,267.8

(A)	Refer to the Reconciliation of Segment Results to Consolidated Results section on page 8 below.

Operating Margin	Fiscal Year 2021
	Q1	Q2	Q3	Q4	Total
Industrial Gases – Americas	24.2%	24.9%	26.9%	26.0%	25.6%
Industrial Gases – Asia	29.9%	28.5%	29.1%	27.3%	28.7%
Industrial Gases – EMEA	25.1%	23.9%	22.5%	20.2%	22.8%
Industrial Gases – Global	N/M	N/M	N/M	N/M	N/M
Corporate and other	N/M	N/M	N/M	N/M	N/M
N/M Not meaningful

Equity Affiliates’ Income ($ millions)	Fiscal Year 2021
	Q1	Q2	Q3	Q4	Total
Industrial Gases – Americas	$22.3	$32.3	$24.6	$33.3	$112.5
Industrial Gases – Asia	19.9	15.5	23.5	22.5	81.4
Industrial Gases – EMEA	25.0	20.3	13.5	34.9	93.7
Industrial Gases – Global	2.1	1.7	1.6	1.1	6.5
Corporate and other	—	—	—	—	—
Total	$69.3	$69.8	$63.2	$91.8	$294.1

Air Products and Chemicals, Inc.
Unaudited Historical Financial Information
As Previously Reported
Continued

Depreciation and Amortization ($ millions)	Fiscal Year 2021
	Q1	Q2	Q3	Q4	Total
Industrial Gases – Americas	$151.8	$153.3	$154.2	$152.6	$611.9
Industrial Gases – Asia	107.9	109.7	113.8	113.0	444.4
Industrial Gases – EMEA	55.4	57.6	58.7	58.1	229.8
Industrial Gases – Global	2.6	2.6	2.9	2.8	10.9
Corporate and other	6.0	6.1	6.1	6.1	24.3
Total	$323.7	$329.3	$335.7	$332.6	$1,321.3

Adjusted EBITDA(A) ($ millions)	Fiscal Year 2021
	Q1	Q2	Q3	Q4	Total
Industrial Gases – Americas	$399.9	$449.0	$464.8	$476.2	$1,789.9
Industrial Gases – Asia	342.6	323.7	356.4	341.4	1,364.1
Industrial Gases – EMEA	221.9	217.5	212.3	229.2	880.9
Industrial Gases – Global	0.1	(21.8)	(29.1)	7.6	(43.2)
Corporate and other	(32.4)	(34.4)	(28.4)	(13.3)	(108.5)

(A)	Non-GAAP financial measure. Refer to the Reconciliations of Non-GAAP Financial Measures section beginning on page 8 below.

Adjusted EBITDA Margin(A)	Fiscal Year 2021
	Q1	Q2	Q3	Q4	Total
Industrial Gases – Americas	42.9%	42.5%	43.7%	42.7%	42.9%
Industrial Gases – Asia	47.7%	46.4%	47.4%	45.3%	46.7%
Industrial Gases – EMEA	39.4%	37.2%	34.1%	34.0%	36.0%
Industrial Gases – Global	N/M	N/M	N/M	N/M	N/M
Corporate and other	N/M	N/M	N/M	N/M	N/M

(A)	Non-GAAP financial measure. Refer to the Reconciliations of Non-GAAP Financial Measures section beginning on page 8 below.	N/M Not meaningful

Air Products and Chemicals, Inc.
Unaudited Historical Financial Information
Changes Due To Segment Reorganization

Sales ($ millions)	Fiscal Year 2021
	Q1	Q2	Q3	Q4	Total
Industrial Gases – Americas	$—	$—	$—	$—	$—
Industrial Gases – Asia	—	—	—	—	—
Industrial Gases – Europe (formerly “EMEA”)	(19.5)	(26.2)	(23.9)	(29.7)	(99.3)
Industrial Gases – Middle East	19.5	26.2	23.9	29.7	99.3
Industrial Gases – Global	(104.5)	(97.9)	(99.1)	(209.5)	(511.0)
Corporate and other	104.5	97.9	99.1	209.5	511.0
Total	$—	$—	$—	$—	$—

Operating Income/Loss ($ millions)	Fiscal Year 2021
	Q1	Q2	Q3	Q4	Total
Industrial Gases – Americas	$—	$—	$—	$—	$—
Industrial Gases – Asia	—	—	—	—	—
Industrial Gases – Europe (formerly “EMEA”)	(4.0)	(6.7)	(6.1)	(11.2)	(28.0)
Industrial Gases – Middle East	4.0	6.7	6.1	11.2	28.0
Industrial Gases – Global	4.6	26.1	33.6	(3.7)	60.6
Corporate and other	(4.6)	(26.1)	(33.6)	3.7	(60.6)
Total(A)	$—	$—	$—	$—	$—

(A)	Refer to the Reconciliation of Segment Results to Consolidated Results section on page 8 below.

Equity Affiliates’ Income ($ millions)	Fiscal Year 2021
	Q1	Q2	Q3	Q4	Total
Industrial Gases – Americas	$—	$—	$—	$—	$—
Industrial Gases – Asia	(11.1)	(8.4)	(15.2)	(10.8)	(45.5)
Industrial Gases – Europe (formerly “EMEA”)	(10.1)	(7.7)	(1.9)	(11.2)	(30.9)
Industrial Gases – Middle East	21.2	16.1	17.1	22.0	76.4
Industrial Gases – Global	(2.1)	(1.7)	(1.6)	(1.1)	(6.5)
Corporate and other	2.1	1.7	1.6	1.1	6.5
Total	$—	$—	$—	$—	$—

Air Products and Chemicals, Inc.
Unaudited Historical Financial Information
Changes Due To Segment Reorganization
Continued

Depreciation and Amortization ($ millions)	Fiscal Year 2021
	Q1	Q2	Q3	Q4	Total
Industrial Gases – Americas	$—	$—	$—	$—	$—
Industrial Gases – Asia	—	—	—	—	—
Industrial Gases – Europe (formerly “EMEA”)	(6.1)	(6.6)	(6.2)	(6.4)	(25.3)
Industrial Gases – Middle East	6.1	6.6	6.2	6.4	25.3
Industrial Gases – Global	(2.6)	(2.6)	(2.9)	(2.8)	(10.9)
Corporate and other	2.6	2.6	2.9	2.8	10.9
Total	$—	$—	$—	$—	$—

Adjusted EBITDA(A) ($ millions)	Fiscal Year 2021
	Q1	Q2	Q3	Q4	Total
Industrial Gases – Americas	$—	$—	$—	$—	$—
Industrial Gases – Asia	(11.1)	(8.4)	(15.2)	(10.8)	(45.5)
Industrial Gases – Europe (formerly “EMEA”)	(20.2)	(21.0)	(14.2)	(28.8)	(84.2)
Industrial Gases – Middle East	31.3	29.4	29.4	39.6	129.7
Industrial Gases – Global	(0.1)	21.8	29.1	(7.6)	43.2
Corporate and other	0.1	(21.8)	(29.1)	7.6	(43.2)

(A)	Non-GAAP financial measure. Refer to the Reconciliations of Non-GAAP Financial Measures section beginning on page 8 below.

RECONCILIATION OF SEGMENT RESULTS TO CONSOLIDATED RESULTS
The table below reconciles total operating income disclosed in the tables above to consolidated operating income as reflected on our consolidated income statements:

	Fiscal Year 2021
$ millions	Q1	Q2	Q3	Q4	Total
Total	$539.1	$534.9	$577.1	$616.7	$2,267.8
Facility closure	—	(23.2)	—	—	(23.2)
Gain on exchange with joint venture partner	—	36.8	—	—	36.8
Consolidated Operating Income	$539.1	$548.5	$577.1	$616.7	$2,281.4

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
We present certain financial measures, other than in accordance with U.S. generally accepted accounting principles ("GAAP"), on an "adjusted" or "non-GAAP" basis. On a segment basis, these measures include adjusted EBITDA and adjusted EBITDA margin. We define adjusted EBITDA by segment as segment operating income plus equity affiliates’ income, before depreciation and amortization expense. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by segment sales for each period. Adjusted EBITDA and adjusted EBITDA margin provide useful metrics for management to assess operating performance.
Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the most directly comparable measure calculated in accordance with GAAP. We believe these non-GAAP financial measures provide investors, potential investors, securities analysts, and others with useful information to evaluate the performance of our business because such measures, when viewed together with financial results computed in accordance with GAAP, provide a more complete understanding of the factors and trends affecting our historical financial performance and projected future results.
In many cases, non-GAAP financial measures are determined by adjusting the most directly comparable GAAP measure to exclude non-GAAP adjustments that we believe are not representative of our underlying business performance. For example, we previously excluded certain expenses associated with cost reduction actions, impairment charges, and gains on disclosed transactions. The reader should be aware that we may recognize similar losses or gains in the future. Readers should also consider the limitations associated with these non-GAAP financial measures, including the potential lack of comparability of these measures from one company to another.

Reconciliations of Non-GAAP Financial Measures
New Reporting Segments (Effective 1 October 2021)
The tables below present sales and a reconciliation of operating income and operating margin by segment to adjusted EBITDA and adjusted EBITDA margin by segment. Amounts are provided in millions of dollars, unless otherwise indicated.

	Fiscal Year 2021
Industrial Gases – Americas	Q1	Q2	Q3	Q4	Total
Sales	$933.0	$1,056.1	$1,063.3	$1,115.2	$4,167.6

Operating income	$225.8	$263.4	$286.0	$290.3	$1,065.5
Operating margin	24.2%	24.9%	26.9%	26.0%	25.6%

Reconciliation of GAAP to Non-GAAP:
Operating income	$225.8	$263.4	$286.0	$290.3	$1,065.5
Add: Depreciation and amortization	151.8	153.3	154.2	152.6	611.9
Add: Equity affiliates' income	22.3	32.3	24.6	33.3	112.5
Adjusted EBITDA	$399.9	$449.0	$464.8	$476.2	$1,789.9
Adjusted EBITDA margin	42.9%	42.5%	43.7%	42.7%	42.9%

	Fiscal Year 2021
Industrial Gases – Asia	Q1	Q2	Q3	Q4	Total
Sales	$717.5	$697.5	$751.8	$754.0	$2,920.8

Operating income	$214.8	$198.5	$219.1	$205.9	$838.3
Operating margin	29.9%	28.5%	29.1%	27.3%	28.7%

Reconciliation of GAAP to Non-GAAP:
Operating income	$214.8	$198.5	$219.1	$205.9	$838.3
Add: Depreciation and amortization	107.9	109.7	113.8	113.0	444.4
Add: Equity affiliates' income	8.8	7.1	8.3	11.7	35.9
Adjusted EBITDA	$331.5	$315.3	$341.2	$330.6	$1,318.6
Adjusted EBITDA margin	46.2%	45.2%	45.4%	43.8%	45.1%

Reconciliations of Non-GAAP Financial Measures
New Reporting Segments (Effective 1 October 2021)
Continued

	Fiscal Year 2021
Industrial Gases – Europe	Q1	Q2	Q3	Q4	Total
Sales	$543.5	$558.4	$599.4	$644.3	$2,345.6

Operating income	$137.5	$132.9	$134.0	$125.0	$529.4
Operating margin	25.3%	23.8%	22.4%	19.4%	22.6%

Reconciliation of GAAP to Non-GAAP:
Operating income	$137.5	$132.9	$134.0	$125.0	$529.4
Add: Depreciation and amortization	49.3	51.0	52.5	51.7	204.5
Add: Equity affiliates' income	14.9	12.6	11.6	23.7	62.8
Adjusted EBITDA	$201.7	$196.5	$198.1	$200.4	$796.7
Adjusted EBITDA margin	37.1%	35.2%	33.0%	31.1%	34.0%

	Fiscal Year 2021
Industrial Gases – Middle East	Q1	Q2	Q3	Q4	Total
Sales	$19.5	$26.2	$23.9	$29.7	$99.3

Operating income	$4.0	$6.7	$6.1	$11.2	$28.0

Reconciliation of GAAP to Non-GAAP:
Operating income	$4.0	$6.7	$6.1	$11.2	$28.0
Add: Depreciation and amortization	6.1	6.6	6.2	6.4	25.3
Add: Equity affiliates' income	21.2	16.1	17.1	22.0	76.4
Adjusted EBITDA	$31.3	$29.4	$29.4	$39.6	$129.7

	Fiscal Year 2021
Corporate and other	Q1	Q2	Q3	Q4	Total
Sales	$161.7	$163.8	$166.3	$297.9	$789.7

Operating loss	($43.0)	($66.6)	($68.1)	($15.7)	($193.4)

Reconciliation of GAAP to Non-GAAP:
Operating loss	($43.0)	($66.6)	($68.1)	($15.7)	($193.4)
Add: Depreciation and amortization	8.6	8.7	9.0	8.9	35.2
Add: Equity affiliates' income	2.1	1.7	1.6	1.1	6.5
Adjusted EBITDA	($32.3)	($56.2)	($57.5)	($5.7)	($151.7)

Reconciliations of Non-GAAP Financial Measures
As Previously Reported
The tables below present sales and a reconciliation of operating income and operating margin by segment to adjusted EBITDA and adjusted EBITDA margin by segment. Amounts are provided in millions of dollars, unless otherwise indicated.

	Fiscal Year 2021
Industrial Gases – Americas	Q1	Q2	Q3	Q4	Total
Sales	$933.0	$1,056.1	$1,063.3	$1,115.2	$4,167.6

Operating income	$225.8	$263.4	$286.0	$290.3	$1,065.5
Operating margin	24.2%	24.9%	26.9%	26.0%	25.6%

Reconciliation of GAAP to Non-GAAP:
Operating income	$225.8	$263.4	$286.0	$290.3	$1,065.5
Add: Depreciation and amortization	151.8	153.3	154.2	152.6	611.9
Add: Equity affiliates' income	22.3	32.3	24.6	33.3	112.5
Adjusted EBITDA	$399.9	$449.0	$464.8	$476.2	$1,789.9
Adjusted EBITDA margin	42.9%	42.5%	43.7%	42.7%	42.9%

	Fiscal Year 2021
Industrial Gases – Asia	Q1	Q2	Q3	Q4	Total
Sales	$717.5	$697.5	$751.8	$754.0	$2,920.8

Operating income	$214.8	$198.5	$219.1	$205.9	$838.3
Operating margin	29.9%	28.5%	29.1%	27.3%	28.7%

Reconciliation of GAAP to Non-GAAP:
Operating income	$214.8	$198.5	$219.1	$205.9	$838.3
Add: Depreciation and amortization	107.9	109.7	113.8	113.0	444.4
Add: Equity affiliates' income	19.9	15.5	23.5	22.5	81.4
Adjusted EBITDA	$342.6	$323.7	$356.4	$341.4	$1,364.1
Adjusted EBITDA margin	47.7%	46.4%	47.4%	45.3%	46.7%

Reconciliations of Non-GAAP Financial Measures
As Previously Reported
Continued

	Fiscal Year 2021
Industrial Gases – EMEA	Q1	Q2	Q3	Q4	Total
Sales	$563.0	$584.6	$623.3	$674.0	$2,444.9

Operating income	$141.5	$139.6	$140.1	$136.2	$557.4
Operating margin	25.1%	23.9%	22.5%	20.2%	22.8%

Reconciliation of GAAP to Non-GAAP:
Operating income	$141.5	$139.6	$140.1	$136.2	$557.4
Add: Depreciation and amortization	55.4	57.6	58.7	58.1	229.8
Add: Equity affiliates' income	25.0	20.3	13.5	34.9	93.7
Adjusted EBITDA	$221.9	$217.5	$212.3	$229.2	$880.9
Adjusted EBITDA margin	39.4%	37.2%	34.1%	34.0%	36.0%

	Fiscal Year 2021
Industrial Gases – Global Gases	Q1	Q2	Q3	Q4	Total
Sales	$104.5	$97.9	$99.1	$209.5	$511.0

Operating income (loss)	($4.6)	($26.1)	($33.6)	$3.7	($60.6)

Reconciliation of GAAP to Non-GAAP:
Operating income (loss)	($4.6)	($26.1)	($33.6)	$3.7	($60.6)
Add: Depreciation and amortization	2.6	2.6	2.9	2.8	10.9
Add: Equity affiliates' income	2.1	1.7	1.6	1.1	6.5
Adjusted EBITDA	$0.1	($21.8)	($29.1)	$7.6	($43.2)

	Fiscal Year 2021
Corporate and other	Q1	Q2	Q3	Q4	Total
Sales	$57.2	$65.9	$67.2	$88.4	$278.7

Operating loss	($38.4)	($40.5)	($34.5)	($19.4)	($132.8)

Reconciliation of GAAP to Non-GAAP:
Operating loss	($38.4)	($40.5)	($34.5)	($19.4)	($132.8)
Add: Depreciation and amortization	6.0	6.1	6.1	6.1	24.3
Add: Equity affiliates' income	—	—	—	—	—
Adjusted EBITDA	($32.4)	($34.4)	($28.4)	($13.3)	($108.5)